9. RECEIVABLES	6 Months Ended
Jun. 30, 2014
Receivables [Abstract]
RECEIVABLES

The Company recognizes tenant rentals on a straight-line basis over the reasonably assured lease term. The Company's tenant rental agreements provide for scheduled rent increases during the lease term. Tenant rental revenue that has been earned on straight-line basis over the reasonably assured rental term, but has not been invoiced as yet under the terms of the tenant rental agreement, has either been classified as current or non-current under tenant receivable. Tenant rental revenue that has been earned on a straight-line basis, but that will not be invoiced to tenants under the terms of the tenant rental agreement within twelve months of the balance sheet date, has been classified as non-current under tenant receivable.

Receivables consist of the following:

June 30, 2014

Tenant receivable, current	$46,893
Tenant receivable, non-current	35,029
Consulting services receivables	40,000
Other receivables	13,947
Receivables	135,869
Less: Allowance for doubtful accounts	(26,400)
Receivables, net	$109,469

Tenant rental income earned but not invoiced for the three and six month periods ended June 30, 2014 was $15,264 and $35,029, respectively. The allowance for doubtful accounts at June 30, 2014 is $26,400.

Consulting receivable, net at June 30, 2014 was $13,600 and consisted of gross receivable of $40,000, net of allowance for doubtful accounts of $26,400.  The balance is comprised of receivables owed to the Company by a Canadian company operating in the cannabis industry.  Other receivables is primarily comprised of various miscellaneous receivables.

The following discloses scheduled tenant receipts for the remainder of 2014, the next five fiscal years, and thereafter:

Scheduled Tenant Receipts

Remainder of 2014	$92,955
2015	148,205
2016	110,536
2017	112,753
2018	115,008
2019	117,308
Thereafter	246,202
Total scheduled rental receipts	$942,967